Leases	12 Months Ended
Dec. 31, 2019
Leases [Abstract]
LEASES

NOTE 9:-	LEASES

Disclosures for leases in which the Company acts as a lessee:

On July 10, 2017, effective August 1, 2017, the Company entered into a three-year lease agreement with a third party (the "Period" and the "Lease Agreement", respectively) for an area of approximately 205 square meters for the Company's offices in the district of Tel Aviv (the City of Givataaim), Israel. The yearly lease fee according was set at approximately $65, linked to the NIS. The Company has an option to extend the Period until July 31, 2022.

The Company exercises significant judgement in deciding whether it is reasonably certain that the extension and termination options will be exercised.

As collateral for the Company's obligations under this Lease Agreement, the Company provided a bank guarantee in the amount of $24, and such amount was pledged by the Company to its bank via a restricted deposit.